UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2006
POLYMEDICA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-19842	04-3033368

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

701 Edgewater Drive, Suite 360, Wakefield, Massachusetts	01880

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 486-8111
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     Effective October 19, 2006, the Registrant’s Board of Directors granted 2,385 shares of restricted stock to each of Frank W. LoGerfo, M.D., Marcia J. Hooper, Edward A. Burkhardt, Thomas O. Pyle, Samuel L. Shanaman, Alan D. Solomont, Walter R. Maupay, Jr., James J. Mahoney, Krishna G. Palepu and William C. Van Faasen as compensation for their service as members of the Board of Directors for the year. These shares will vest in accordance with a vesting schedule whereby 100% of the restricted shares vest after one year and were granted under the Registrant’s 2000 Stock Incentive Plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMEDICA CORPORATION
Date: October 25, 2006	By:	/s/ Devin J. Anderson
Devin J. Anderson
General Counsel and Secretary